                              AMENDMENT AGREEMENT

         AMENDMENT AGREEMENT (this "AGREEMENT") dated as of March 28, 1996 by and among (1) Cable TV Fund 15-A, LTD. (the "BORROWER"), (2) Fleet National Bank of Connecticut, formerly known as Shawmut Bank Connecticut, N.A. ("FLEET"), Credit Lyonnais Cayman Island Branch, The Bank of Nova Scotia, Royal Bank of Canada, Societe Generale and Banqua Paribas as lenders (collectively, the "LENDERS" and individually, a "LENDER"), and (3) Fleet as agent (the "AGENT") for the Lenders, with respect to a certain Credit Agreement dated as of November 21, 1994 (the "CREDIT AGREEMENT") by and among the Borrower, the Lenders and the Agent.

                                  WITNESSETH:

         WHEREAS, the Borrower has requested that the Lenders and the Agent amend certain provisions of the Credit Agreement; and

         WHEREAS, Banque Paribas desires to become a Lender under the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

         Section 2.  RATIFICATION OF EXISTING AGREEMENTS. All of the
Borrower's obligations and liabilities to the Lenders and the Agent as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by the Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by the Borrower's execution of this Agreement, the Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities. The Borrower acknowledges and agrees that this Agreement shall be included in the definition of Loan Documents under the Credit Agreement.

         Section 3. REPRESENTATIONS AND WARRANTIES. Except as set forth on Schedule A attached hereto and made a part hereof, all of the representations and warranties made by the Borrower in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except that any of such representations and warranties relate expressly to an earlier date.

         Section 4.  AMENDMENTS TO THE CREDIT AGREEMENT.

                     Section 4.1  AMENDMENTS TO 1.1

                     (a)   The definition of "Commitment Amount" appearing in
Section 1.1 of the Credit Agreement is hereby amended in its entirely to read as follows:

                     "COMMITMENT AMOUNT" means an amount equal to $90,000,000, as such amount may be reduced from time to time pursuant to Section 2.2."

                     (b)   The definition of "Conversion Date" appearing in
Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                     "CONVERSION DATE" means September 30, 1997."

                     (c) The definition of "Excess Commitment Amount" appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

                     (d)   The definition of "Stated Maturity Date" appearing in
Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                     "STATED MATURITY DATE" means March 31, 2004."

                     Section 4.2. AMENDMENT TO SECTION 3.1. The first paragraph of Section 3.1 is hereby amended by deleting the work "March" in the sixth line thereof and substituting the word "December" therefore and by amending in its entirety the table appearing in such section to read as follows:

                                        Percentage (%) of Conversion Date Amount
                 "Calendar Year           to be Repaid at End of Calendar Year
                 --------------         ----------------------------------------
                     1997                                4.00%
                     1998                                7.00%
                     1999                                10.00%
                     2000                                13.00%
                     2001                                18.00%
                     2002                                18.00%
                     2003                                22.00%
                     2004                                11.00%"

                     4.3. Amendment to Section 3.2. Section 3.2 of the Credit Agreement is hereby amended by deleting the year "1996" form the fourth line thereof and substituting the year "1997" therefore.

                     4.4. Amendment to Section 3.4.1 Section 3.4.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "COMMITMENT FEE. The Borrower agrees to pay to the Agent for the account of the Lenders, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the Effective Date and continuing through the Commitment Termination Date, a commitment fee at the rate of 3/8 of 1% per annum on the average daily unused portion of the Commitment Amount. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on the commitment Termination Date."

                     4.5. Amendment to Section 7.1.9. Section 7.1.9 of the Credit Agreement is hereby amended by deleting the phrase "fifty percent (50%)" from the fourth line thereof and substituting "forty percent (40%)" therefore.

                     4.6. Amendment to Section 7.2.4(a). Section 7.2.4.(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                     "(a) its Leverage Ratio at any time during the periods set forth below to be greater than the ratio set forth opposite such periods:

               Period                      Maximum Leverage Ratio
               ------                      ----------------------

               Effective Date - 6/30/97            5.50:1
               7/1/97 - 6/30/98                    5.00:1
               7/1/98 - 6/30/99                    4.50:1
               7/1/99 and thereafter               4.00:1"

                     4.7. Amendment to Section. 7.2.4(d). Section 7.2.4.(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

                     "(d) Its Fixed Charge Coverage Ratio at any time after September 29, 1997 to be less than 1.00 to 1.00."

                     4.8. Amendment to Section 10.11.1. Section 10.11.1. of the Credit Agreement is hereby amended by deleting the number "$80,000,000" from the tenth and twelfth lines thereof and substituting "$90,000,000" therefore.

         Section 5. CONDITIONS PRECEDENT. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

                     (a) All of the representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in 3 hereof.

                     (b)   The Borrower shall have performed and
compiled in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Event of Default or condition which, with either or both the giving of notice of the lapse of time, would result in an Event of Default upon the execution and delivery of this Agreement.

                     (c) All requisite corporate action necessary for the valid execution, delivery and performance by the Borrower of this Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.

                     (d) The parties hereto shall have executed and delivered this Agreement in form and substance satisfactory to the Agent and Lenders.

                     (e) All proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in substance and form to the Agent and Lenders and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as it may request.

                     (f) The Borrower shall have paid all fees and expenses incurred by the Agent and Lenders in connection with this Agreement, the Credit Agreement or the other Loan Documents on or prior to the date hereof.

                     (g) The Agent shall have received from counsel to the Borrower, a favorable opinion addressed to the Agent and Lenders and dated the date hereof in form and substance satisfactory to the Agent and Lenders.

                     (h) The Agent shall have received the results of UCC searches with respect to the Collateral (as defined in the Security Agreement) indicating no other liens other than liens already permitted under the Credit Agreement and otherwise in form and substance satisfactory to the Agent.


                     (i) The Borrower shall have executed and delivered a Promissory Note in the original principal amount of $10,000,000 in favor of Banque Paribas.

         Section 6.  MISCELLANEOUS PROVISIONS.

                     (a) Simultaneously herewith, Banque Paribas shall be deemed a Lender under the Credit Agreement and the other Loan Documents and by its execution of this Agreement, Banque Paribas shall have all the rights and hereby expressly assumes all of the obligations of a Lender under the Credit Agreement and the other Loan Documents. In addition, effective as of the date of this Agreement, the Percentage of each of the Lenders is hereby amended as set forth opposite its signature hereto. Each of the Lenders agrees to make such settlements among the Lenders, the effect of which will be to cause each Lender to have outstanding Loans in the correct Percentage of the Commitment Amount.

                     (b) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, the Notes and the other Loan Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement, the Notes and the other Loan Documents, as applicable, shall be read and construed as one instrument.

                     (c) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of Connecticut.

                     (d) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.


                             CABLE TV FUND 15-A, LTD.

                                 By : Jones Intercable, Inc.,
                                 Its General Partner


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:
                                              Address:  9697 East Mineral Avenue
                                                        Englewood, CO 80112
                                                        Facsimile: 303-790-7324

Percentage                       FLEET NATIONAL BANK OF
                                 CONNECTICUT (formerly known as Shawmut

33.333333334%                    Bank Connecticut, N.A.)
                                   Individually and as Agent



                                 By:
                                     -------------------------------------------
                                     Name:  Christine Campanelli
                                     Title:
                                     Address:  777 Main Street
                                               Hartford, CT 06115
                                               Facsimile: 203-986-5367

Percentage                            CREDIT LYONNAIS CAYMAN ISLAND BRANCH

16.666666667%

                                      By:
                                          --------------------------------------
                                          Name:  James Morris
                                          Title:
                                          Address:  c/o Credit Lyonnais New York
                                                     Branch
                                                    1301 Avenue of the Americas
                                                    New York, NY 10019
                                                    Facsimile: (212) 261-3318

Percentage                            ROYAL BANK OF NOVA SCOTIA

11.1111111106%

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Address:  1 Liberty Plaza, 26th Floor
                                                    New York, New York 10006
                                                    Facsimile: 212-225-5090

Percentage                            ROYAL BANK OF CANADA

16.666666667%

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Address:  Media Industries Group
                                                    Corporate Banking
                                                    Financial Square
                                                    New York, New York 10005-3531
                                                    Facsimile: 212-428-6460

Percentage                            SOCIETE GENERALE

11.1111111106%

                                      By:
                                          --------------------------------------
                                          Name: Mark Vigil
                                          Title:
                                          Address:  1221 Avenue of the Americas
                                                    New York, New York 10020
                                                    Facsimile: 212-278-6240

Percentage                            BANQUE PARIBAS

11.1111111106%

                                      By:
                                          --------------------------------------
                                          Name: John Acker
                                          Title:
                                          Address:  2029 Century Park East
                                                    Suite 3900
                                                    Los Angeles, California 90067
                                                    Facsimile: 310-556-8759

The undersigned acknowledges and accepts the foregoing and ratifies and confirms in all respects its obligations under the Subordination Agreement:

JONES INTERCABLE, INC.

By:
    --------------------------------------
    Its.